SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2004

CASH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-24569	95-4558331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1434 West 11th Street Los Angeles, California	90015
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (213)745-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERD SALE OF EQUITY SECURITIES

On October 29, 2004, in a private transaction under Section 4(2) of the Securities Act of 1933, as amended, we sold 36.5 units at an aggregate of $365,000 of our securities to 8 accredited investors. Each unit comprised of (i) 10,000 shares of common stock and (ii); 5,000 common stock purchase warrants. The warrants have an exercise price of $2.00 per share and are exercisable for five years. GunnAllen Financial was the placement agent for a portion of the proceeds and we will be paying them a commission of 10,000 shares of our common stock. The offering was made without advertising pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.

CASH TECHNOLOGIES, INC.
(Registrant)
Date: November 3, 2004	By:	/s/ Edmund King
Edmund King
Chief Financial Officer